UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8852

John Hancock Institutional Series Trust
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      February 28

Date of reporting period:     February 28, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Independence Diversified Core Equity Fund II

2.28.2005

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 17

Trustees & officers
page 27

For more information
page 33


Dear Fellow Shareholders,

After advancing for a second straight year in 2004, the stock market pulled back in the first two months of 2005. For much of 2004 the market had been in the doldrums as investors fretted about rising oil prices, higher interest rates, the war in Iraq and a closely contested presidential race. But the year ended on a high note with a sharp rally sparked by a definitive end to the U.S. presidential election and moderating oil prices.

Investors were brought back down to earth in January, however, as the market declined in three of the four weeks and produced negative results for the month in a broad-based move downward. Rising oil prices and interest rates, and concerns about less robust corporate earnings growth were among the culprits that kept investors on the sidelines. Investors began to re-enter the market in February, reversing January's decline. But as the month progressed investors again grew concerned about further spikes in oil prices and rising interest rates. As a result, the first two months of 2005 ended with the major indexes either flat or slightly negative. By the end of February, the Dow Jones Industrial Average was essentially flat at 0.25%, as was the S&P 500 Index at -0.38%, while the Nasdaq Composite Index fell by 5.59%. Bonds were also flat in January and February, with the Lehman Brothers Aggregate Bond Index returning 0.03% in the first two months of 2005.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer


This commentary reflects the CEO's views as of February 28, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
above-average total
return, consisting of
capital appreciation
and income, by nor-
mally investing at
least 80% of its
assets in a diversi-
fied portfolio of
equity securities
which are primarily
large-capitalization
companies. The
portfolio's risk pro-
file is substantially
similar to that of the
Standard & Poor's
500 Index.

Over the last twelve months

* The Fund posted a double-digit gain, outperforming both its benchmark index and its peer group average.

* Strong stock selection aided performance across most market sectors.

* A strong fourth quarter -- flanked by essentially sideways movement -- enabled most broadly based market averages to record decent gains for the period.

[Bar chart with heading "John Hancock Independence Diversified Core Equity Fund II." Under the heading is a note that reads "Fund performance for the year ended February 28, 2005." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The bar represents the 10.77% total return for the Fund. A note below the chart reads "The total return for the Fund are at net asset value with all distributions reinvested.]

Top 10 holdings

 4.9%   Exxon Mobil Corp.
 4.2%   Johnson & Johnson
 3.8%   Citigroup, Inc.
 2.9%   General Electric Co.
 2.5%   Home Depot, Inc. (The)
 2.4%   Prudential Financial, Inc.
 2.3%   ChevronTexaco Corp.
 2.3%   TXU Corp.
 2.2%   Altria Group, Inc.
 2.0%   Disney (Walt) Co. (The)

As a percentage of net assets on February 28, 2005.

BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Independence Diversified
Core Equity Fund II

U.S. stocks registered solid, if unspectacular, gains during the year ended February 28, 2005. Concerns about a sluggish economy, rising energy prices and uncertainty over the U.S. presidential election earlier in the period gave way to increasing investor confidence in the fourth quarter of 2004, as energy prices backed off from the highs reached in October and the election concluded without a repeat of the procedural problems that had plagued the 2000 contest. However, the first two months of 2005 saw the market return to its sideways bias, with a decline in January, followed by a rally in February.

Meanwhile, earnings for companies in the Standard & Poor's 500 Index grew at a robust annual rate of approximately 20% in the fourth quarter of 2004, while the estimated increase in fourth-quarter gross domestic product, a broad measure of the nation's economic activity, was revised sharply upward in February to 3.8% from the 3.1% figure reported the previous month.

"U.S. stocks registered solid, if
 unspectacular, gains during the
 year ended February 28, 2005."

Performance summary

The Fund enjoyed considerable success during the 12-month period, especially in the second half, when a number of our core stock picks registered strong gains, enabling the Fund to outperform both its benchmark index and its peer group average by healthy margins. For the 12 months ending February 28, 2005, John Hancock Independence Diversified Core Equity Fund II had a total return of 10.77% at net asset value, more than doubling the 4.31% return of the average large-cap core fund, according to Lipper, Inc. The Fund also finished well ahead of the Standard & Poor's 500 Index, which returned 6.98% during the period. Historical performance can be found on pages six and seven.

Our methodology of focusing on undervalued stocks of companies with improving fundamentals has historically generated competitive returns in a variety of market conditions. However, our stock selection paid off particularly well in the period under review. Virtually all of the Fund's excess returns were a result of favorable stock picking rather than differences in sector weightings versus the index. This is a typical result for the Fund, as we generally try to maintain sector weightings close to those of our benchmark, preferring to add value through stock picking. During the period, stock selection was especially beneficial in the health-care, consumer discretionary, utilities and consumer staples sectors.

[Photo of Stephen Lanzendorf, flush right next to first paragraph.]

Value stocks significantly outpaced growth shares across all capitalization groups, while large-caps finished far behind mid- and small-caps in the growth segment, but about even with small caps in the value space. Significantly, in the final three months of the period, large caps reversed a recent trend and outperformed small caps, especially in the value area. This was not surprising to us, as we felt that underperformance in the large-cap segment during the past several years created some compelling bargains, especially given the strong earnings prospects of many companies in the group.

"The health care sector turned in
 the strongest relative performance
 for the Fund."

Health care, utilities and energy outperform

The health care sector turned in the strongest relative performance for the Fund. Our analysis prompted us to underweight most drug companies and focus instead on the services and equipment areas of the sector. Fortunately, this emphasis also enabled us to minimize the damage from the high-profile problems encountered by several drug manufacturers during the period. For example, relative to the index the Fund benefited from significantly underweighting poorly performing drug stock Pfizer, which trended lower for most of the period because of lackluster earnings growth prospects and controversy surrounding its pain relievers Celebrex and Bextra. Additionally, performance was aided by an overweighted position in the shares of health maintenance organization (HMO) WellPoint, which completed its acquisition of rival Anthem and continued to post strong earnings growth. UnitedHealth Group was another contributor, as it acquired

Oxford Health Plans and enlarged its share of the health insurance market in the northeastern United States.

[Table at top left-hand side of page entitled "Sector distribution." The first listing is Financials - 21%, the second listing is Information technology - 15%, the third listing is Consumer discretionary - 14%, the fourth listing is Health care - 13%, the fifth listing is Industrials - 10%, the sixth listing is Energy - 10%, the seventh listing is Consumer staples - 7%, the eighth listing is Utilities - 4%, the ninth listing is Materials - 3% and the tenth listing is Telecommunication services - 3%.]

In the utilities sector, the share price of electric utility company TXU almost doubled during the period, making it the top contributor relative to the index and the second-best contributor in absolute terms. Following the appointment of a new CEO, the company moved swiftly to sell unproductive assets and clean up its balance sheet. Moreover, in the second half of the period, the company announced a large dividend increase, along with stronger-than-expected earnings and a stock repurchase plan. Energy holdings ConocoPhillips and Exxon also aided performance, as high oil prices boosted their financial results. In absolute terms, energy was far and away the best-performing sector in the benchmark and second only to utilities among the Fund's holdings.

In the consumer discretionary sector, clothing retailer Aber crombie & Fitch merited mention as a strong relative contributor that also did well on an absolute basis. Accurately reading teen fashion trends enabled the company to selectively raise prices and boost revenues and earnings.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-28-05." The chart shows 100% Common stocks.]

Technology lags

Technology was one of only two sectors in the benchmark to register a loss and one in which the Fund underperformed the benchmark. Most of the damage resulted from the Fund's investments in the semiconductor group. Sanmina-SCI, a contract manufacturer for the semiconductor industry, saw its prospects dim as demand for its customers' products weakened. Similarly,

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is TXU followed by an up arrow with the phrase "Restructuring success, dividend increase." The second listing is ConocoPhillips followed by an up arrow with the phrase "High oil prices drove healthy profits." The third listing is Sanmina followed by a down arrow with the phrase "Hurt by slowdown in semiconductor industry."]

slack demand was the cause of disappointing revenue and earnings for QLogic, Vishay Intertechnology, Analog Devices, RF Micro Devices and Intel, all of which we sold with the exception of Intel. Intel was the Fund's second-best contributor on a relative basis due to our decision to significantly underweight the stock. Aside from semiconductors, the Fund fared reasonably well in technology, as evidenced by Apple Computer, which more than doubled during the period on the strength of robust sales of the company's iPod digital music player. We took profits and sold our stake in Apple.

Outlook

Looking ahead to the rest of 2005, while it's likely we'll see slowing growth in the U.S. economy and corporate earnings, we believe overall conditions could provide a favorable backdrop for stock prices. Our main concerns at this point are high energy prices and rising interest rates. However, we believe that the Federal Reserve Board will continue to take a measured approach to boosting short-term interest rates, and that both long-term and short-term rates are still at relatively benign levels by historical standards. Energy prices admittedly have had a limiting influence on economic growth, but so far they do not appear to be threatening the recovery in a serious way. Against this backdrop, we will continue to apply our disciplined methodology of stock selection.

"...we believe overall conditions could
 provide a favorable backdrop for
 stock prices."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect its own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

A LOOK AT
PERFORMANCE

For the period ended
February 28, 2005

                                       Class I 1
Inception date                         3-10-95

Average annual returns
One year                                 10.77%
Five years                                0.62
Since inception                          10.37

Cumulative total returns
One year                                 10.77
Five years                                3.16
Since inception                         167.59

Performance figures assume all distributions are reinvested. The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

[Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $29,045 as of February 28, 2005. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Diversified Core Equity Fund II and is equal to $26,759 as of February 28, 2005.]

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include a minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on August 31, 2004, with the same investment held until February 28, 2005.

Account value                                             Expenses paid
$1,000.00                    Ending value                 during period
on 8-31-04                     on 2-28-05                 ended 2-28-05 1

Class I                         $1,162.20                         $5.41

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2005 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on August 31, 2004, with the same investment held until February 28, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                             Expenses paid
$1,000.00                    Ending value                 during period
on 8-31-04                     on 2-28-05                 ended 2-28-05 1

Class I                         $1,020.13                         $5.05

Remember, these examples do not include any transaction costs or the minimum account fee charge; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2005

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                       Shares           Value
Common stocks 99.83%                                                                                    $25,293,546
(Cost $19,900,827)

Aerospace & Defense 1.99%                                                                                   504,097
Boeing Co. (The)                                                                              5,700         313,329
Honeywell International, Inc.                                                                 1,600          60,752
Raytheon Co.                                                                                  3,400         130,016

Air Freight & Logistics 1.24%                                                                               312,896
FedEx Corp.                                                                                   3,200         312,896

Aluminum 0.17%                                                                                               41,756
Alcoa, Inc.                                                                                   1,300          41,756

Apparel Retail 2.44%                                                                                        619,378
Abercrombie & Fitch Co. (Class A)                                                             5,500         295,350
Gap, Inc. (The)                                                                               4,600          98,118
Limited Brands, Inc.                                                                          9,500         225,910

Auto Parts & Equipment 0.64%                                                                                162,690
Magna International, Inc. (Class A) (Canada)                                                  2,200         162,690

Automobile Manufacturers 0.08%                                                                               21,402
General Motors Corp.                                                                            600          21,402

Biotechnology 1.22%                                                                                         308,050
Amgen, Inc. (I)                                                                               5,000         308,050

Brewers 1.30%                                                                                               328,531
Anheuser-Busch Cos., Inc.                                                                     3,700         175,565
Molson Coors Brewing Co. (Class B)                                                            2,200         152,966

Broadcasting & Cable TV 0.27%                                                                                68,355
Comcast Corp. (Class A) (I)                                                                   2,100          68,355

Casinos & Gaming 0.01%                                                                                        2,874
Las Vegas Sands Corp. (I)                                                                        60           2,874

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                       Shares           Value
Communications Equipment 3.24%                                                                             $821,901
Cisco Systems, Inc. (I)                                                                      16,900         294,398
Motorola, Inc.                                                                               16,700         261,522
Nokia Oyj, American Depositary Receipt (ADR) (Finland)                                       13,800         222,732
Tellabs, Inc. (I)                                                                             6,100          43,249

Computer Hardware 4.88%                                                                                   1,235,203
Dell, Inc. (I)                                                                                8,500         340,765
Hewlett-Packard Co.                                                                          11,100         230,880
International Business Machines Corp.                                                         4,200         388,836
Sun Microsystems, Inc. (I)                                                                   65,100         274,722

Computer Storage & Peripherals 0.07%                                                                         16,458
EMC Corp. (I)                                                                                 1,300          16,458

Consumer Finance 1.06%                                                                                      267,297
Capital One Financial Corp.                                                                   1,600         122,688
MBNA Corp.                                                                                    5,700         144,609

Data Processing & Outsourced Services 1.87%                                                                 472,674
Computer Sciences Corp. (I)                                                                   5,200         240,396
DST Systems, Inc. (I)                                                                           800          37,992
Electronic Data Systems Corp.                                                                 1,600          34,080
Fiserv, Inc. (I)                                                                                500          18,970
Sabre Holdings Corp.                                                                          6,700         141,236

Department Stores 0.78%                                                                                     197,575
Federated Department Stores, Inc.                                                             3,500         197,575

Diversified Banks 1.54%                                                                                     390,162
Bank of America Corp.                                                                         7,000         326,550
Wachovia Corp.                                                                                1,200          63,612

Diversified Chemicals 0.61%                                                                                 154,913
Dow Chemical Co. (The)                                                                        1,100          60,665
Huntsman Corp. (I)                                                                            3,300          94,248

Diversified Commercial Services 0.37%                                                                        92,904
Cendant Corp.                                                                                 4,200          92,904

Diversified Metals & Mining 0.55%                                                                           138,385
Phelps Dodge Corp.                                                                            1,300         138,385

Electric Utilities 2.56%                                                                                    647,708
Edison International                                                                          2,100          68,208
TXU Corp.                                                                                     7,600         579,500

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                       Shares           Value
Food Retail 0.51%                                                                                          $130,257
SUPERVALU, Inc.                                                                               4,100         130,257

Forest Products 1.12%                                                                                       284,101
Louisiana-Pacific Corp.                                                                       4,700         123,469
Weyerhauser Co.                                                                               2,400         160,632

Health Care Distributors 2.33%                                                                              589,196
AmerisourceBergen Corp.                                                                       4,600         275,540
McKesson Corp.                                                                                8,400         313,656

Health Care Equipment 0.26%                                                                                  65,857
Becton, Dickinson & Co.                                                                       1,100          65,857

Health Care Facilities 0.28%                                                                                 71,547
Manor Care, Inc.                                                                              2,100          71,547

Home Improvement Retail 2.54%                                                                               644,322
Home Depot, Inc. (The)                                                                       16,100         644,322

Homebuilding 0.74%                                                                                          188,168
D.R. Horton, Inc.                                                                             4,300         188,168

Hotels, Resorts & Cruise Lines 1.11%                                                                        282,040
Marriott International, Inc. (Class A)                                                        4,400         282,040

Household Appliances 0.35%                                                                                   87,875
Stanley Works Co. (The)                                                                       1,900          87,875

Household Products 1.55%                                                                                    392,319
Kimberly-Clark Corp.                                                                          4,900         323,302
Procter & Gamble Co. (The)                                                                    1,300          69,017

Housewares & Specialties 0.71%                                                                              180,549
Newell Rubbermaid, Inc.                                                                       8,100         180,549

Hypermarkets & Super Centers 0.47%                                                                          118,703
Wal-Mart Stores, Inc.                                                                         2,300         118,703

Industrial Conglomerates 4.38%                                                                            1,110,485
General Electric Co.                                                                         20,600         725,120
Textron, Inc.                                                                                 3,900         301,665
Tyco International Ltd. (Bermuda)                                                             2,500          83,700

Industrial Machinery 0.65%                                                                                  165,735
Illinois Tool Works, Inc.                                                                     1,700         152,575
Parker-Hannifin Corp.                                                                           200          13,160

See notes to
financial statements.


12


FINANCIAL STATEMENTS


Issuer                                                                                       Shares           Value
Integrated Oil & Gas 9.36%                                                                               $2,372,667
BP Plc, (ADR) (United Kingdom)                                                                1,100          71,412
ChevronTexaco Corp.                                                                           9,400         583,552
ConocoPhillips                                                                                4,300         476,827
Exxon Mobil Corp.                                                                            19,600       1,240,876

Integrated Telecommunication Services 1.95%                                                                 494,257
ALLTEL Corp.                                                                                  1,700          97,240
AT&T Corp.                                                                                    8,400         163,212
Verizon Communications, Inc. (L)                                                              6,500         233,805

Investment Banking & Brokerage 1.39%                                                                        351,886
Goldman Sachs Group, Inc. (The)                                                               2,300         250,240
Morgan Stanley                                                                                1,800         101,646

IT Consulting & Other Services 0.19%                                                                         48,384
Unisys Corp. (I)                                                                              6,300          48,384

Leisure Products 1.49%                                                                                      376,816
Brunswick Corp.                                                                               2,600         121,264
Hasbro, Inc.                                                                                 12,100         255,552

Life & Health Insurance 4.14%                                                                             1,049,458
AFLAC, Inc.                                                                                   3,100         118,823
Lincoln National Corp.                                                                        1,900          89,015
MetLife, Inc.                                                                                 3,600         147,744
Prudential Financial, Inc.                                                                   10,600         604,200
UnumProvident Corp.                                                                           5,300          89,676

Managed Health Care 3.28%                                                                                   830,808
Aetna, Inc.                                                                                   2,200         321,244
Humana, Inc. (I)                                                                              6,000         199,620
UnitedHealth Group, Inc.                                                                      3,400         309,944

Movies & Entertainment 1.97%                                                                                500,126
Disney (Walt) Co. (The)                                                                      17,900         500,126

Multi-Line Insurance 2.57%                                                                                  650,580
American International Group, Inc.                                                            5,000         334,000
Hartford Financial Services Group, Inc. (The)                                                 4,400         316,580

Multi-Utilities & Unregulated Power 0.89%                                                                   226,468
Constellation Energy Group                                                                    4,400         226,468

Office Electronics 0.42%                                                                                    107,640
Xerox Corp. (I)                                                                               6,900         107,640

See notes to
financial statements.


13


FINANCIAL STATEMENTS


Issuer                                                                                       Shares           Value
Oil & Gas Exploration & Production 0.09%                                                                    $23,058
Anadarko Petroleum Corp.                                                                        300          23,058

Other Diversified Financial Services 5.43%                                                                1,375,538
Citigroup, Inc.                                                                              20,400         973,488
JPMorgan Chase & Co.                                                                         11,000         402,050

Personal Products 0.17%                                                                                      43,980
Estee Lauder Cos., Inc. (The) (Class A)                                                       1,000          43,980

Pharmaceuticals 6.00%                                                                                     1,521,171
Johnson & Johnson                                                                            16,100       1,056,160
Merck & Co., Inc.                                                                             4,800         152,160
Pfizer, Inc.                                                                                 11,900         312,851

Property & Casualty Insurance 2.75%                                                                         697,028
ACE, Ltd. (Cayman Islands)                                                                    6,400         284,544
Allstate Corp. (The)                                                                          6,300         338,184
MBIA, Inc.                                                                                      500          29,300
XL Capital Ltd. (Class A) (Cayman Islands)                                                      600          45,000

Railroads 0.62%                                                                                             157,916
Norfolk Southern Corp.                                                                        4,400         157,916

Reinsurance 0.96%                                                                                           243,236
Everest Re Group, Ltd. (Bermuda)                                                              2,800         243,236

Restaurants 0.21%                                                                                            53,892
Darden Restaurants, Inc.                                                                        900          24,120
McDonald's Corp.                                                                                900          29,772

Semiconductor Equipment 1.71%                                                                               432,600
Applied Materials, Inc. (I)                                                                  19,200         336,000
Applied Micro Circuits Corp. (I)                                                             28,000          96,600

Semiconductors 0.46%                                                                                        115,576
Freescale Semiconductor, Inc. (Class B) (I)                                                   1,900          36,442
Intel Corp.                                                                                   3,300          79,134

Soft Drinks 0.71%                                                                                           179,760
Coca-Cola Co. (The)                                                                           4,200         179,760

Specialty Chemicals 0.28%                                                                                    70,380
Nalco Holding Co. (I)                                                                         3,600          70,380

Specialty Stores 0.19%                                                                                       48,450
AutoZone, Inc. (I)                                                                              500          48,450

See notes to
financial statements.


14


FINANCIAL STATEMENTS


Issuer                                                                                       Shares           Value

Steel 1.03%                                                                                                $261,864
Nucor Corp.                                                                                   2,400         149,616
United States Steel Corp.                                                                     1,800         112,248

Systems Software 2.52%                                                                                      637,875
BMC Software, Inc. (I)                                                                        8,400         125,580
McAfee, Inc. (I)                                                                              1,900          43,947
Microsoft Corp.                                                                              18,600         468,348

Thrifts & Mortgage Finance 1.31%                                                                            332,296
Freddie Mac                                                                                   3,600         223,200
Washington Mutual, Inc.                                                                       2,600         109,096

Tobacco 2.18%                                                                                               551,460
Altria Group, Inc.                                                                            8,400         551,460

Trading Companies & Distributors 0.82%                                                                      207,174
Grainger (W.W.), Inc.                                                                         3,300         207,174

Wireless Telecommunication Services 0.85%                                                                   214,839
Nextel Communications, Inc. (Class A) (I)                                                     7,300         214,839


                                                                          Interest        Par value
Issuer, description, maturity date                                            rate            (000)           Value
Short-term investments 1.10%                                                                               $277,621
(Cost $277,621)

Joint Repurchase Agreement 0.18%                                                                             45,000
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. -- Dated 2-28-05,
due 3-1-05 (secured by U.S. Treasury
Inflation Indexed Bond 2.375%,
due 1-15-25 and U.S. Treasury Inflation
Indexed Notes 2.000% thru 3.500%,
due 1-15-11 thru 7-15-14)                                                     2.62%             $45          45,000

Cash Equivalents 0.92%                                                                                      232,621
AIM Cash Investment Trust (T)                                                               232,621         232,621

Total investments 100.93%                                                                                25,571,167

Other assets and liabilities, net (0.93%)                                                                 ($235,146)

Total net assets 100.00%                                                                                 25,336,021


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of February 28, 2005.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2005

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value
per share.

Assets
Investments, at value (cost $20,178,448)
including $228,060 of securities loaned                           $25,571,167
Cash                                                                      457
Receivable for investments sold                                        54,349
Dividends and interest receivable                                      39,752
Other assets                                                           45,131

Total assets                                                       25,710,856

Liabilities
Payable for shares repurchased                                         38,066
Payable upon return of securities loaned                              232,621
Payable to affiliates
Management fees                                                         9,739
Other                                                                   1,910
Other payables and accrued expenses                                    92,499

Total liabilities                                                     374,835

Net assets
Capital paid-in                                                    17,854,823
Accumulated net realized gain on investments                        2,125,227
Net unrealized appreciation of investments                          5,392,719
Distributions in excess of net investment income                      (36,748)

Net assets                                                        $25,336,021

Net asset value per share
Based on 7,176,297 shares outstanding -- the Fund has
an unlimited number of shares authorized with
no par value                                                            $3.53

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
February 28, 2005

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $949)                 $506,919
Interest                                                                4,040
Securities lending                                                        869

Total investment income                                               511,828

Expenses
Investment management fees                                            137,337
Professional fees                                                      36,091
Registration and filing fees                                           24,121
Custodian fees                                                         24,058
Transfer agent fees                                                    13,734
Printing                                                                9,176
Miscellaneous                                                           6,691
Accounting and legal services fees                                      6,521
Interest                                                                1,707
Trustees' fees                                                          1,197
Securities lending fees                                                    25

Total expenses                                                        260,658

Net investment income                                                 251,170

Realized and unrealized gain (loss)
Net realized gain on investments                                    5,734,234
Change in net unrealized appreciation
(depreciation) of investments                                      (3,568,561)

Net realized and unrealized gain                                    2,165,673

Increase in net assets from operations                             $2,416,843

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                           Year          Year
                                                          ended         ended
                                                        2-29-04       2-28-05
Increase (decrease) in net assets
From operations

Net investment income                                  $511,929      $251,170
Net realized gain                                    13,066,059     5,734,234
Change in net unrealized
appreciation (depreciation)                           6,532,490    (3,568,561)

Increase in net assets resulting
from operations                                      20,110,478     2,416,843

Distributions to shareholders
From net investment income                             (577,841)     (275,717)
From net realized gains                                      --   (13,010,493)
                                                       (577,841)  (13,286,210)
From Fund share transactions                        (42,798,794)   (1,081,343)

Net assets
Beginning of period                                  60,552,888    37,286,731

End of period 1                                     $37,286,731   $25,336,021

1 Includes accumulated (distributions in excess of) net investment income of $3,198 and ($36,748), respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                  2-28-01     2-28-02     2-28-03     2-29-04     2-28-05
Per share operating performance
Net asset value,
beginning of period                            $14.23       $8.91       $6.50       $4.92       $6.65
Net investment income 1                          0.09        0.05        0.04        0.04        0.05
Net realized and unrealized
gain (loss) on investments                      (0.29)      (0.75)      (1.55)       1.74        0.59
Total from
investment operations                           (0.20)      (0.70)      (1.51)       1.78        0.64
Less distributions
From net investment income                      (0.10)      (0.06)      (0.04)      (0.05)      (0.07)
From net realized gain                          (5.02)      (1.65)      (0.03)         --       (3.69)
                                                (5.12)      (1.71)      (0.07)      (0.05)      (3.76)
Net asset value, end of period                  $8.91       $6.50       $4.92       $6.65       $3.53
Total return 2 (%)                              (2.68)      (8.46) 3   (23.29)      36.28       10.77

Ratios and supplemental data
Net assets, end of period
(in millions)                                    $147         $87         $61         $37         $25
Ratio of expenses
to average net assets (%)                        0.67        0.70        0.74        0.71        0.95
Ratio of adjusted expenses
to average net assets 4 (%)                        --        0.70          --          --          --
Ratio of net investment income
to average net assets (%)                        0.61        0.64        0.77        0.78        0.91
Portfolio turnover (%)                             56          52          72          77          36

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total return would have been lower had certain expenses not been reduced during the period shown.

4 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Independence Diversified Core Equity Fund II (the "Fund") is a separate portfolio of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return consisting of capital appreciation and income.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2005, the Fund loaned securities having a market value of $228,060 collateralized by cash in the amount of $232,621. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended February 29, 2004, the tax character of distributions paid was as follows: ordinary income $577,841. During the year ended February 28, 2005, the tax character of distributions paid was as follows: ordinary income $3,710,682 and long-term capital gains $9,575,528.

As of February 28, 2005, the components of distributable earnings on a tax basis included $610,812 of undistributed ordinary income and $1,554,600 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the Fund's average daily net asset value up to $1 billion and (b) 0.45% of the Fund's average daily net assets in excess of $1 billion. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of the subadvisory fees.

The Fund has a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2005, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $6,521. The Fund also paid the Adviser the amount of $1,188 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                  Year ended 2-29-04            Year ended 2-28-05
                              Shares          Amount        Shares          Amount
Sold                       1,673,266      $9,281,803       344,880      $1,886,544
Distributions reinvested     101,586         577,841     3,821,636      13,286,210
Repurchased               (8,489,684)    (52,658,438)   (2,594,208)    (16,254,097)
Net increase (decrease)   (6,714,832)   ($42,798,794)    1,572,308     ($1,081,343)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2005, aggregated $10,002,937 and $15,425,676, respectively.

The cost of investments owned on February 28, 2005, including short-term investments, for federal income tax purposes, was $20,216,719. Gross unrealized appreciation and depreciation of investments aggregated $5,594,460 and $240,012, respectively, resulting in net unrealized appreciation of $5,354,448. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended February 28, 2005, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $78, an increase in distribution in excess of net investment income of $15,399 and an increase in capital paid-in of $15,321. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Shareholder meeting (unaudited)

On December 1, 2004, a special meeting of shareholders of the Fund was held to elect nine Trustees effective January 1, 2005.

Proxies covering 24,723,343 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                  WITHHELD
                               FOR               AUTHORITY
---------------------------------------------------------------
James F. Carlin                24,483,702          239,641
Richard P. Chapman Jr.         24,487,828          235,515
William H. Cunningham          24,475,436          247,907
Ronald R. Dion                 24,481,243          242,100
Charles L. Ladner              24,488,401          234,942
Dr. John A. Moore              24,492,622          230,721
Patti McGill Peterson          24,460,757          262,586
Steven R. Pruchansky           24,481,243          242,100
James A. Shepherdson           24,483,702          239,641

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Institutional Series Trust and Shareholders of John Hancock Independence Diversified Core Equity Fund II,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Independence Diversified Core Equity Fund II (the "Fund") as of February 28, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 29, 2004 and February 28, 2005 and the financial highlights for each of the years in the five-year period ended February 28, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2005, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 7, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2005, 33.30% of the dividends qualifies for the corporate dividends-received deduction.

The Fund has designated distributions to shareholders of $9,575,528 as long-term capital gain dividend.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1995                51
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1995                51
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2005                51
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944                                                           1995                51
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet


27


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               1995                51

service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                51
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2005                51
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,2 Born: 1943                                                          2005                51
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               1995                51
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1995                51
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).


28


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                51
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1995
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1995
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

------------------------------------------------------------
Equity                    Balanced Fund
                          Classic Value Fund
                          Core Equity Fund
                          Focused Equity Fund
                          Growth Trends Fund
                          International Fund
                          Large Cap Equity Fund
                          Large Cap Select Fund
                          Mid Cap Growth Fund
                          Multi Cap Growth Fund
                          Small Cap Fund
                          Small Cap Equity Fund
                          Small Cap Growth Fund
                          Sovereign Investors Fund
                          U.S. Global Leaders Growth Fund

------------------------------------------------------------
Sector                    Biotechnology Fund
                          Financial Industries Fund
                          Health Sciences Fund
                          Real Estate Fund
                          Regional Bank Fund
                          Technology Fund

------------------------------------------------------------
Income                    Bond Fund
                          Government Income Fund
                          High Income Fund
                          High Yield Fund
                          Investment Grade Bond Fund
                          Strategic Income Fund

------------------------------------------------------------
Tax-Free Income           California Tax-Free Income Fund
                          High Yield Municipal Bond Fund
                          Massachusetts Tax-Free Income Fund
                          New York Tax-Free Income Fund
                          Tax-Free Bond Fund

------------------------------------------------------------
Money Market              Money Market Fund
                          U.S. Government Cash Reserve


A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information--
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------
Access forms, applications and tax information.
------------------------------------------------

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone          On the Fund's Web site      On the SEC's Web site

1-800-225-5291    www.jhfunds.com/proxy       www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Subadviser

Independence Investment LLC
53 State Street
Boston, MA 02109

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:                       Express mail:
            John Hancock                        John Hancock
            Signature Services, Inc.            Signature Services, Inc.
            1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
            Boston, MA 02217-1000               529 Main Street
                                                Charlestown, MA 02129

Phone       Customer service representatives    1-800-225-5291
            24-hour automated information       1-800-338-8080
            TDD line                            1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Independence Diversified Core Equity Fund II.


4250A  2/05
       4/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, February 28, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for "heightened preclearance" with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $31,800 for the fiscal year ended February 29, 2004 and $33,500 for the fiscal year ended February 28, 2005. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended February 29, 2004 and fiscal year ended February 28, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,250 for the fiscal year ended February 29, 2004 and $2,400 for the fiscal year ended February 28, 2005. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended February 29, 2004 and fiscal year ended February 28, 2005 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 29, 2004 and February 28, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended February 28, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $48,525 for the fiscal year ended February 29, 2004 and $67,400 for the fiscal year ended February 28, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may
recommend nominees to the registrant's Board of Trustees.   A copy of the
procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Institutional Series Trust


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    April 27, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    April 27, 2005


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    April 27, 2005